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                                                                   EXHIBIT 10.36

                             AMENDMENT TO AGREEMENT

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                              AND RULE 406 UNDER THE SECURITIES
                                                        ACT OF 1993, AS AMENDED

      THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into October 28, 2005 and is effective as of August 19, 2005 (the "Amendment Effective Date"), by and between SGX PHARMACEUTICALS, INC. (formerly known as STRUCTURAL GENOMIX, INC.,) a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and SERONO INTERNATIONAL SA., a corporation organized under the laws of Switzerland, located at 15bis chemin des Mines, 1202 Geneva, Switzerland ("SERONO"). Serono and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

      A. Serono and SGX have entered into a Collaboration Agreement (the "Agreement") effective March 18, 2004, under which the Parties have agreed to conduct a collaborative research program.

      B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.

      NOW, THEREFORE, the Parties agree as follows:

1.    AMENDMENT OF THE AGREEMENT

      The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

      1.1 AMEND SECTION 4.8. Section 4.8 of the Agreement is hereby deleted in its entirety and replaced with the following: "Notwithstanding anything to the contrary in this Agreement, (a) from and after August 19, 2005, the Collaboration shall not include any research activities which may be conducted by SGX on Serono Target [...***...]; (b) from and after August 19, 2005, SGX shall have no obligation to conduct any research activities on [...***...]; and
(c) Patents or Know How which have been or may be generated by SGX with respect to [...***...] from and after August 19, 2005 shall not be considered Collaboration Technology or SGX Background Technology, except as provided in this Section 4.8, but shall be Confidential Information of SGX. In the event that SGX determines an Initial Structure of [...***...] prior to the end of the Term of the Collaboration, SGX shall notify Serono of such determination and if Serono notifies SGX in writing of its desire to obtain a license to such structure within 90 (ninety) days upon receipt of the notification : (i) Serono shall pay SGX a milestone payment in accordance with Section 3.2(a) for such Initial Structure and to obtain the license to such Initial Structure under
Section 4.1(c); and (ii) upon payment of such milestone, Patents and Know How

                                             ***CONFIDENTIAL TREATMENT REQUESTED
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developed by SGX covering such Initial Structure shall be considered
Collaboration Technology solely for the purposes of Sections 2.3, 4.1(c), 4.1(d) (as it applies to such Initial Structure), 5, 6, 7 and 8, and SGX shall provide Serono with reasonable quantities of SGX Materials embodying such Initial Structure in accordance with Section 2.3.."

      1.2 AMEND SECTION 4.7. Section 4.7 of the Agreement is hereby amended to add the following sentence at the end of the section: "Notwithstanding anything to the contrary in this Agreement, Sections 4.7(b) and (d) shall not apply to Serono Target [...***...]."

2.    MISCELLANEOUS

      2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

      2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                                    SERONO INTERNATIONAL SA.

                                    By: /s/ [ILLEGIBLE]
                                       ---------------------------------------

                                    Name: Wells
                                         -------------------------------------

                                    Title: SEVP, Research
                                          ------------------------------------


                                    SGX PHARMACEUTICALS, INC.

                                    By: /s/ Stephen Burley
                                       ---------------------------------------

                                    Name: Stephen Burley
                                         -------------------------------------

                                    Title: CSO
                                          ------------------------------------








                                            *** CONFIDENTIAL TREATMENT REQUESTED